UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 11, 2021

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton, Bermuda
(Address of principal executive offices)

One Helen Of Troy Plaza
El Paso, Texas 79912
(Registrant's United States mailing address)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value per share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01    Other Events.

Effective January 11, 2021, Julien R. Mininberg, Chief Executive Officer of Helen of Troy Limited (the “Company”), adopted a share trading plan (the “10b5-1 Plan”). This plan was adopted as part of Mr. Mininberg’s individual long-term strategy for asset diversification and estate management.

The 10b5-1 Plan was adopted in accordance with guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policies. Rule 10b5-1 permits corporate officers, directors and others to adopt written, pre-arranged share trading plans when they are not in possession of material, non-public information. Using these plans, insiders may gradually diversify their investment portfolios and spread shares trades over a period of time regardless of any material, non-public information they may receive after adopting their plans. In accordance with Rule 10b5-1, Mr. Mininberg will have no discretion over the sales of his common shares under the plan.

Subject to satisfaction of certain conditions, the number of shares that may be sold into the marketplace under the 10b5-1 Plan will be the number of the shares that Mr. Mininberg may receive pursuant to the following awards granted to Mr. Mininberg: (1) time-vested restricted stock units granted in March 2018 and expected to vest on March 1, 2021, and (2) performance restricted stock units granted in March 2018 and expected to vest on May 15, 2021, in each case, net of shares settled for tax purposes. It is expected that sales under the 10b5-1 Plan could commence on May 19, 2021 and any such sales will be completed in just under eight months. Because the sales under the plan are subject to or dependent upon certain market pricing parameters, trading limitations, and vesting of performance-based awards, there is no guarantee as to the exact number of shares that will be sold under the plan, or that there will be any sales pursuant to the plan.

Any transactions under the 10b5-1 Plan will be disclosed publicly through Form 4 and Form 144 filings with the Securities and Exchange Commission. The Company does not undertake to report 10b5-1 trading plans by other officers or directors of the Company in the future, or to report modifications or terminations of any such plans, whether or not the plan was publicly announced, except as may be required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: January 19, 2021	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
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